SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 30, 2005
                                                ---------------------------


Commission      Registrant, State of Incorporation,         I.R.S. Employer
File Number     Address and Telephone Number                Identification No.
-----------     ----------------------------------          ------------------

1-6468          Georgia Power Company                        58-0257110
                (A Georgia Corporation)
                241 Ralph McGill Boulevard, N.E.
                Atlanta, Georgia 30308
                (404) 506-6526

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.        Other Events.
                  ------------

                On November 30, 2005, Georgia Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $250,000,000 aggregate principal amount of its Series Z 5.25% Senior Notes due December 15, 2015 (the "Series Z Senior Notes"). The Series Z Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement, as amended (Registration Nos. 333-121202, 333-121202-01, 333-121202-02, 333-121202-03 and 333-121202-04), of the Company
(the "Registration Statement").


Item 9.01.      Financial Statements and Exhibits.

                (c) Exhibits.

                  1.1 Underwriting Agreement relating to the Series Z Senior Notes, dated November 30, 2005, among the Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., HSBC Securities (USA) Inc., Lazard Capital Markets, LLC and The Williams Capital Group, L.P., as the Underwriters named in
                              Schedule I thereto.

                  4.1 Twenty-Sixth Supplemental Indenture to Senior Note Indenture dated as of December 6, 2005, providing for the issuance of the Series Z Senior Notes.

                  4.7         Form of Series Z Senior Notes. (included in
                              Exhibit 4.1 above).

                  5.1 Opinion of Troutman Sanders LLP relating to the Series Z Senior Notes.

                 12.1         Computation of ratio of earnings to fixed charges.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     December 6, 2005             GEORGIA POWER COMPANY



                                       By      /s/  Wayne Boston
                                                  Wayne Boston
                                               Assistant Secretary